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EXHIBIT 10.7.6

        THIRD AMENDMENT dated as of July 9, 2010 (this "Amendment"), to the Credit Agreement dated as of March 2, 2005 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among MOLSON COORS BREWING COMPANY (the "Company"), COORS BREWING COMPANY, MOLSON CANADA 2005, MOLSON INC., MOLSON COORS CANADA INC. and COORS BREWERS LIMITED; the LENDERS from time to time party thereto; WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent; and BANK OF MONTREAL, as Canadian Administrative Agent.

        WHEREAS, the Company, the Administrative Agent and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used and not defined herein have the meanings given them in the Credit Agreement (as amended hereby).

        SECTION 2. Amendment to the Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), Section 2.05(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "Expiration Date. Each Letter of Credit shall, except as provided below in this paragraph, expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date. Any Letter of Credit may provide by its terms that it may be extended for additional successive one-year periods under customary "evergreen" provisions on terms reasonably acceptable to the applicable Issuing Bank; provided that, except as provided below in this paragraph, no Letter of Credit may be extended automatically or otherwise beyond the date that is five Business Days prior to the Maturity Date. Notwithstanding the foregoing, any Issuing Bank in respect of any outstanding Letter of Credit may extend the date of expiration of such Letter of Credit to a date after the date that is five Business Days prior to the Maturity Date on such terms and subject to such conditions as may be agreed to between such Issuing Bank, the Company and the applicable Borrower, and any agreement made by the Company or the applicable Borrower to induce an Issuing Bank so to extend the date of expiration of any Letter of Credit (i) shall be set forth in a notice delivered by the Company to the Administrative Agent promptly after the extension of the date of expiration of such Letter of Credit and (ii) shall for all purposes of this Agreement be deemed to be a covenant contained in Article VI hereof. Each Issuing Bank, by extending the date of expiration of any Letter of Credit beyond the Maturity Date, will be deemed to have agreed that no Lender shall have any obligation under Section 2.05(d) in respect of any LC Disbursement resulting from a drawing made under such Letter of Credit after the Maturity Date."

        SECTION 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

  (a)
  This Amendment has been duly authorized, executed and delivered by the Company and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Company and each other Borrower, enforceable against the Company and each Borrower in accordance with its terms.

  (b)
  As of the Third Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

  (c)
  After giving effect to this Amendment, all representations and warranties of the Company contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date.)

        SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the "Third Amendment Effective Date") on which the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Company and the Required Lenders.

        SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof' and words of similar import shall, unless the context requires, refer to the Credit Agreement as amended hereby.

        SECTION 6. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

        SECTION 7. Governing Law: CounterParts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

  (b)
  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

        SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

MOLSON COORS BREWING COMPANY,
By:	/s/ JULIO RAMIREZ Julio Ramirez VP & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
By:	/s/ STEVE ANDERSON Steve Anderson Executive Vice President

To approve the Third Amendment:

Name of Lender:

BANK OF AMERICA, N.A.
By:	/s/ JOHN H. SCHMIDT John H. Schmidt Vice President

BANK OF MONTREAL
By:	/s/ ROBERT H. WOLOHAN Robert H. Wolohan Vice President

CITIBANK, N.A.
By:	/s/ MUNIRA MUSADEK Munira Musadek Vice President

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH,
By:	/s/ PAMELA BEAL Pamela Beal Executive Director
By:	/s/ REBECCA O. MORROW Rebecca O. Morrow Executive Director

DEUTSCHE BANK AG CANADA BRANCH
By:	/s/ ROD O'HARA Rod O'Hara Director
By:	/s/ MARCELLUS LEUNG Marcellus Leung Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ FREDERICK W. LAIRD Frederick W. Laird Managing Director
By:	/s/ HEIDI SANDQUIST Heidi Sandquist Director

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ JASON FUQUA Jason Fuqua Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ TONY YUNG Tony Yung Vice President

LLOYDS TSB BANK PLC
By:	/s/ DEBORAH CARLSON Deborah Carlson SVP
By:	/s/ ROBERT V. BOTSCHKA Robert V. Botschka Senior Vice President

MORGAN STANLEY BANK, N.A.
By:	/s/ RYAN VETSCH Ryan Vetsch Authorized Signatory

THE NORTHERN TRUST COMPANY
By:	/s/ MORGAN A. LYONS Morgan A. Lyons Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ WILLIAM MCGINTY William McGinty Senior Vice President

U.S. BANK N.A.
By:	/s/ JEFF BENEDIX Jeff Benedix Assistant Vice President

BANK OF MONTREAL
By:	/s/ ROBERT H. WOLOHAN Robert H. Wolohan Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ TONY YUNG Tony Yung Vice President

TORONTO DOMINION (TEXAS) LLC
By:	/s/ JACKIE BARRETT Jackie Barrett Authorized Signatory

WELLS FARGO BANK, N.A.
By:	/s/ STEVE ANDERSON Steve Anderson Executive Vice President

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  EXHIBIT 10.7.6